SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2011

PIONEER SOUTHWEST ENERGY PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-34032	26-0388421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O’Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 444-9001

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PIONEER SOUTHWEST ENERGY PARTNERS L.P.

Item 1.01. Entry into a Material Definitive Agreement.

On December 13, 2011, Pioneer Southwest Energy Partners L.P. (the “Partnership”) and Pioneer Natural Resources USA, Inc. (the “Selling Unitholder”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., as joint book-running managers and representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Partnership agreed to sell 2,600,000 common units representing limited partner interests in the Partnership (the “Units”) pursuant to a Registration Statement on Form S-3 (Registration No. 333-162566) and the Selling Unitholder agreed to sell 1,800,000 Units pursuant to a Registration Statement on Form S-3 (Registration No. 333-178074) (collectively, the “Registration Statements”) at a price to the public of $29.20 per Unit ($28.04 per Unit, net of underwriting discount). The Selling Unitholder has granted the Underwriters a 30-day option to purchase up to an additional 660,000 Units. The Partnership intends to use the net proceeds from this offering, including its general partner’s proportionate capital contribution and after deducting the underwriting discounts and commissions and estimated offering expenses, of $72.6 million to reduce outstanding borrowings under its revolving credit facility. Such amounts may be reborrowed and used for general partnership purposes, including the acceleration of the Partnership’s 2012 drilling program with the addition of a third drilling rig. The Partnership will not receive any of the proceeds from the sale of the Units by the Selling Unitholder. The Registration Statements have been supplemented by the Prospectus Supplement dated December 13, 2011 relating to the Units, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933 (the “Securities Act”) on December 14, 2011. Closing of the sale of the Units is scheduled for December 16, 2011. Legal opinions relating to the Units are included as Exhibits 5.1 and 8.1 hereto.

The Partnership and the Selling Unitholder have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as Exhibit 1.1 hereto.

Item 7.01. Regulation FD Disclosure.

On December 12, 2011, the Partnership issued a press release announcing the pricing of the offering of 4,400,000 Units. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated December 13, 2011, by and among the Partnership, the Selling Unitholder and the Underwriters.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1).

99.1*	Press Release

*	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER SOUTHWEST ENERGY PARTNERS L.P.

By:	Pioneer Natural Resources GP LLC, its general partner

By:	/s/ Frank W. Hall
Frank W. Hall,
Vice President and Chief
Accounting Officer

Dated: December 15, 2011

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated December 13, 2011, by and among the Partnership, the Selling Unitholder and the Underwriters.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1).

99.1*	Press Release

*	Furnished herewith